Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

VIDENT INTERNATIONAL EQUITY FUND
(the “Fund”)

April 8, 2015

Supplement to the
Summary Prospectus dated December 31, 2014

Effective immediately, Vident Investment Advisory, LLC (“VIA”) has been appointed as the sub-adviser to the Fund. Additionally, Denise M. Krisko, CFA, President of VIA, and Betty S. Tong, Senior Portfolio Manager—International Equity of VIA, now serve as the Fund’s portfolio managers.

All references in the Summary Prospectus to the Fund’s previous sub-adviser, Mellon Capital Management Corporation, and the Fund’s previous portfolio managers, Karen Q. Wong, Richard A. Brown and Thomas J. Durante, should be disregarded in their entirety.

Please retain this Supplement with your Summary Prospectus for future reference.

VIDENT INTERNATIONAL EQUITY FUND
a series of ETF Series Solutions

April 8, 2015

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 31, 2014

Effective immediately, Vident Investment Advisory, LLC (“VIA”) has been appointed as the sub-adviser to the Fund. Additionally, Denise M. Krisko, CFA, President of VIA, and Betty S. Tong, Senior Portfolio Manager—International Equity of VIA, now serve as the Fund’s portfolio managers.

The Fund’s previous sub-adviser, Mellon Capital Management Corporation no longer serves as sub-adviser to the Fund, and references to the Fund’s previous portfolio managers, Karen Q. Wong, Richard A. Brown and Thomas J. Durante, should be disregarded in their entirety.

Additionally, effective March 1, 2015, the Fund’s management fee was reduced to an annual rate of 0.68% of the Fund’s average daily net assets.

The following information replaces the “Management—Sub-Adviser” section on page 10 of the Prospectus:

Sub-Adviser

The Adviser has retained Vident Investment Advisory, LLC (“VIA”) to serve as sub-adviser.  VIA is responsible for the day-to-day management of the Fund. VIA, a registered investment adviser, is a wholly-owned subsidiary of Vident Financial, LLC. Its principal office is located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. VIA was formed in 2014 and provides investment advisory services to ETFs, including the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser calculated daily and based on the daily net assets of the Fund at an annual rate of 0.09% on the first $500 million of assets, 0.08% on the next $500 million of assets, and 0.06% on assets over $1 billion, subject to a minimum annual fee of $75,000. The fee paid to the Sub-Adviser on the first $500 million of the Fund’s net assets is reduced to 0.08% for periods during which the Fund’s net assets are greater than $1 billion.

The basis for the Board of Trustees’ approval of the investment sub-advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending February 28, 2015.

The following information replaces the “Portfolio Managers” section on pages 10-11 of the Prospectus:

Portfolio Managers

Denise M. Krisko, CFA, and Betty S. Tong are responsible for the investment decisions for the Fund.

Ms. Krisko became the President of Vident in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer at Index Management Solutions, LLC (“IMS”). Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

Ms. Tong became a Senior Portfolio Manager – International Equity at Vident in 2015 and has over 20 years of experience that includes managing international equity portfolios. Prior to joining Vident, she was a Senior Investment Associate at Quantitative Management Associates LLC, a wholly-owned subsidiary of Prudential Investment Management, Inc., where she co-managed the firm’s global index portfolios and was responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments. Ms. Tong graduated with an AB from Princeton University and obtained her MBA in Finance from Rutgers University.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

The following information replaces the “Sub-Adviser” section on page 15 of the SAI:

Sub-Adviser

The Trust, on behalf of the Fund, and the Adviser have retained Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”), 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, to serve as sub-adviser for the Fund. The Sub-Adviser was established in 2014 and is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior, and its Chief Executive Officer is Nicholas A. Stonestreet. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Nicholas A. Stonestreet, Andrew T. Schmuhl and Vince L. Birley serve as the trustees of the Vident Investors’ Oversight Trust.

Prior to April 8, 2015, Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, San Francisco, California 94105, served as sub-adviser to the Fund. For the fiscal period October 29, 2013 (commencement of operations) through August 31, 2014, the Adviser paid Mellon Capital sub-advisory fees of $442,051 to Mellon Capital.

The following information replaces the “Portfolio Managers” section on pages 15-16 of the SAI:

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of shares they own and how they are compensated.

Share Ownership

The Fund is required to show the dollar range of the Portfolio Managers’ “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  As of August 31, 2014, the Portfolio Managers did not beneficially own Shares of the Fund.

Other Accounts

In addition to the Fund, the portfolio managers manage the following other accounts as of March 31, 2015, none of which were subject to a performance fee:
	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Denise M. Krisko, CFA	2	$489,744,853	0	$0	0	$0
Betty S. Tong	0	$0	0	$0	0	$0

Compensation

The Fund’s portfolio managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund. As an equity owner of the firm, Ms. Krisko may be entitled to distributions of the firm’s profits, including those from servicing the Fund, and a portion of the proceeds upon the sale of the firm.

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The Sub-Adviser does not expect there to be any conflicts arising from the management of other accounts.  No account has a performance based fee.

Please retain this Supplement with your Prospectus and SAI for future reference.